Available-for-Sale Debt Securities - Summary of Amortized Cost and Fair Value of Securities (Detail) $ in Millions	Mar. 31, 2026 USD ($)
Investments Classified By Contractual Maturity Date [Abstract]
Amortized cost within one year	$ 3,632.8
Amortized cost due after one year through five years	962.4
Amortized cost	4,595.2
Fair value Within one year	3,630.4
Fair value Due after one year through five years	952.3
Fair value	$ 4,582.7